Bank of America
                     Banc of America Commercial Corporation

                         Receivables Purchase Agreement
                              entered into between
                        Cluett American Receivables, LLC
                                       and

                     Banc of America Commercial Corporation


Banc of America Commercial Corporation
P.O. Box 4095
Atlanta, Georgia  30302-4095

Ladies and Gentlemen:

                  We are pleased to confirm the following agreement whereby from time to time we may sell certain of our accounts receivable to you and you may purchase such accounts receivable from us on the terms and conditions set forth herein.

SECTION 1.            DEFINITIONS

         1.1......"Approved  Receivable"  shall mean a Receivable  that has been credit approved by you and is otherwise acceptable to you, as evidenced by your written approval, as more fully described in Section 2.1 of this Agreement.

         1.2......"Assignment"  shall mean an Assignment,  substantially  in the form of Exhibit A hereto, evidencing our sale, transfer and assignment to you of a Pool of Approved Receivables.

         1.3......"Banking  Day" shall mean a day for  dealings  by and  between banks, excluding Saturday, Sunday and any day which shall be a legal holiday in the City of Atlanta, Georgia and any other day on which banking institutions are authorized to close in the City of Atlanta, Georgia.

         1.4......"Cluett American" shall mean Cluett American Corp, a Delaware corporation.

         1.5......"Collection  Turn-Over  Date"  shall  mean for  each  Approved
Receivable purchased by you: (i) with respect to payments made to us or Great American on such Approved Receivable by check, up to four (4) Banking Days after the date such check is received by us or Great American, as the case may be, or
(ii) with respect to payments made to us or Great American by wire transfer, one
(1) Banking Day after the date we or Great American, as the case may be, receive such wire transfer.

         1.6......"Collections"  shall  mean,  with  respect  to  any  Purchased
Receivables, all cash collections and all other amounts at any time received or obtained with respect thereto or attributed or credited to payment thereof, including all proceeds.

         1.7......"Credit and Collection Policy" shall mean, collectively, those credit and collection policies and practices of Great American and us with respect to the Receivables as in effect on the date hereof.

         1.8......"Credit  Risk" shall mean,  with respect to any  Receivable or portion thereof, the risk of loss resulting from a Customer's failure to pay such Receivable as and when due because of such Customer's financial inability.

         1.9......"Customer"  shall mean,  with respect to any  Receivable,  the
Person identified on the Schedule to the related Assignment as obligated to make payment of such Receivable.

         1.10....."Customer Dispute" shall mean, with respect to any Receivable, any cause for nonpayment of such Receivable by a Customer obligated thereon other than the financial inability of such Customer, including, without limitation, any alleged defense, offset or counterclaim, act of God, war, civil strife, currency restriction, change in law or governmental policy or foreign political impediment.

         1.11....."Cutoff  Date"  shall  mean,  with  respect  to any  Purchased
Receivables, the date identified as such in the related Assignment.

         1.12....."Face Amount" shall mean, with respect to any Receivable,  the dollar amount thereof shown on the schedule to the related Assignment.

         1.13....."Final  Settlement Date" shall mean, with respect to a Pool of
Purchased Receivables, the Banking Day that is three (3) Banking Days after the earlier of (i) the first Banking Day as of which you shall have received in cash Collections from such Purchased Receivables in an aggregate amount at least equal to the sum of (A) the Purchase Price for such Pool of Purchased Receivables and (B) all other amounts then due and payable by us to you under this Agreement and (ii) the first Banking Day which is not less than 90 days after the Purchase Date of such Pool of Purchased Receivables.

         1.14....."Great American" shall mean Great American Knitting Mills,
Inc., a Delaware corporation.

         1.15....."Person" shall mean an individual,  partnership,  corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

         1.16....."Pool"  shall  mean (i) one or more  Receivables  or  Approved
Receivables, as appropriate, that we propose to sell to you on a single Purchase Date or (ii) one or more Purchased Receivables sold to you on a single Purchase Date and identified in the same Assignment.

         1.17....."Prime Rate" shall mean the rate of interest announced by Bank of America, N.A. from time to time as its Prime Rate.

         1.18....."Purchase  Date"  shall  mean,  with  respect  to any  Pool of
Approved Receivables, the Banking Day such Pool is purchased by you pursuant to the terms of this Agreement.

         1.19....."Purchase  Price"  shall  mean,  with  respect  to any Pool of
Purchased Receivables the purchase price payable by you to us for such Pool of Purchased Receivables, calculated pursuant to Section 2.2 of this Agreement.

         1.20....."Purchased  Receivables"  shall mean any Approved  Receivables purchased by you from us pursuant to this Agreement.

         1.21....."Receivables"  shall mean (i) accounts arising from Sales, the proceeds thereof, and all instruments, contract rights, chattel paper, documents, insurance proceeds and general intangibles relating directly thereto and (ii) all security interests or liens and property from time to time purporting to secure payment of such Receivables, together with all financing statements signed by a Customer describing any collateral securing such Receivables, and all guarantees, insurance and other arrangements of whatever character from time to time supporting or securing payment of such Receivables, whether now existing or hereafter created.

         1.22....."Receivables  Transfer  Agreement"  shall mean the Receivables
Transfer Agreement, dated as of May 12, 2000, between Great American and us.

         1.23....."Sales"  shall mean the sale of Gold Toe brand and other socks by Great American in the ordinary course of its business to Customers in the United States of America.

         All terms that are used in this Agreement and that are defined in the Uniform Commercial Code as currently in effect in the State of New York (the "New York UCC") are used herein as defined in the New York UCC.

SECTION 2.            APPROVAL AND SALE; PURCHASE PRICE; COLLECTIONS

         2.1......We  may submit to you for your  review not more than two times and only  during  the period  from the date  hereof  through  June 30,  2000,  a schedule identifying a Pool of Receivables, which schedule shall be in a form acceptable to you and shall include the name of the Customers obligated on such Receivables, the selling terms of such Receivables, an aging of such Receivables, a copy of the invoices for such Receivables and such other information with respect to such Receivables and such Customers as you may request. Upon receipt of such information, you will make such credit and other investigations as you deem appropriate in accordance with your customary business practices. After your completion of such investigations, you will advise us as to which Receivables, if any, in such Pool of Receivables are Approved Receivables. We understand that (i) you do not have any obligation to approve any Receivable or all or any portion of a Pool of Receivables, (ii) you may approve only a portion of a Pool of Receivables, (iii) in no event will a Receivable 60 days or more past the due date thereof be an Approved Receivable, and (iv) any approval of a Receivable or a Pool of Receivables will be made by you in writing and shall be subject to the terms and conditions of such written approval.

         2.2......Subject to the terms and conditions of this Agreement, on each
Purchase Date we will sell, transfer and assign to you, without recourse to us other than as provided in this Agreement, and you will purchase from us, the Pool of Approved Receivables identified on Schedule I to an Assignment that we deliver to you on such Purchase Date. Upon your receipt of such Assignment on such Purchase Date, you shall be the absolute owner of all of the Purchased Receivables identified in such Assignment. In addition, we hereby assign to you all of our right, title and interest (but none of our obligations), in, to and under the Receivables Transfer Agreement and the Guarantee dated as of May 12, 2000 (the "Guarantee") made by Cluett American in our favor. The Purchase Price of the Pool of Approved Receivables sold to you on a Purchase Date shall be an amount equal to (i) the aggregate Face Amount of the Approved Receivables in such Pool less (ii) the sum, for all such Approved Receivables, of the product, for each day during the period from such Purchase Date to the earlier of the date you have received payment in full of the aggregate Face Amount of such Approved Receivables and the Final Settlement Date with respect to such Pool, of
(A) 95% of the Face Amount of each Approved Receivable in such Pool less any payments received and applied before such day against such Approved Receivable and (B) the Prime Rate less (iii) .5% of the aggregate Face Amount of the Approved Receivables in such Pool. Any portion of the Purchase Price that has not been advanced by you to us pursuant to Section 2.5 of this Agreement shall be payable to us, on the Final Settlement Date for such Pool of Purchased Receivables, by wire transfer of immediately available funds to an account of ours that we designate to you in writing.

         2.3......Except as provided in Section 4.2 of this Agreement,  the sale and purchase of Receivables contemplated by this Agreement shall be on a non-notification basis and you shall not notify any Customers without our prior consent. Great American shall, as agent for you and us, in accordance with
Section 4 of this Agreement and Section 5.3 of the Receivables Transfer Agreement, receive all Collections on the Purchased Receivables from the applicable Customers until its authority to do so is terminated pursuant to
Section 4.1 of this Agreement. Prior to any such termination, (i) all Collections received by us or Great American with respect to Purchased Receivables shall be held in trust for you. We shall cause all Collections constituting collected funds with respect to any Purchased Receivable to be wire transferred to you on each Collection Turn-Over Date, and such collected funds shall be applied by you to pay such Purchased Receivable, with any excess to be held by you and applied as provided below in this Section 2.3 and (ii) Collections with respect to Purchased Receivables may be commingled with other collections of Receivables owned by Great American pending the transfer of such Collections to you. On the Final Settlement Date with respect to a Pool of Purchased Receivables, you may charge our account (which charge shall, without any further action, constitute a repurchase by us from you of the relevant Purchased Receivable pursuant to Section 3.3 of this Agreement) with the amount of each Purchased Receivable in such Pool, that has not been paid by reason of a Customer Dispute. In the event that Collections received by you on or prior to the Final Settlement Date with respect to any Pool of Purchased Receivables exceed the Purchase Price of such Pool, you will apply such excess on such Final Settlement Date to any other amounts owing by us to you on such Final Settlement Date (whether on account of dilutions or otherwise). In the event that Collections received by you on or prior to the Final Settlement Date with respect to a Pool of Purchased Receivables exceed, after application in accordance with the immediately preceding sentence, the aggregate of all amounts owing by us to you hereunder on such Final Settlement Date, you will pay such excess by wire transfer of immediately available funds to an account of ours that we designate to you in writing.

         2.4......Within  fifteen  (15) days  after the end of each  month,  you shall render to us a statement of our account with you showing the accountings for your charges and receipts and other transactions between us during such month with respect to the transactions contemplated hereby. Your monthly statement of our account with you shall be deemed correct and binding upon us and shall constitute an account stated between us unless you receive a written statement of our exceptions within thirty (30) days after same is mailed to us. We shall pay or cause to be paid to you all Collections and other amounts due to you hereunder on the date when due by wire transfer of immediately available funds to an account of yours that you designate to us in writing.

         2.5......Prior  to the Final  Settlement Date with respect to a Pool of
Approved Receivables purchased by you, upon our request you will advance to us all or a portion of the anticipated Purchase Price payable by you to us for each Purchased Receivable in such Pool, but in any event not exceeding ninety-five percent (95%) of the Face Amount of such Purchased Receivable. We shall pay to you interest on such advanced amount at the rate per annum equal to the Prime Rate for the number of days that such advance remains outstanding until such Final Settlement Date and thereafter until paid at the rate per annum equal to the Prime Rate plus 2%. Such advance shall be deemed repaid on such Final Settlement Date to the extent of the then outstanding balance of Purchased Receivables in such Pool which are not repaid by reason of Credit Risk, and we shall have no obligation to pay you interest on any such deemed repaid amount from and after such Final Settlement Date. Further, interest paid by us as provided herein shall reduce, dollar for dollar, the amount of the Purchase Price payable by you to us on such Final Settlement Date. Interest shall be computed on the basis of a year of three hundred sixty (360) days, for actual days elapsed.

         2.6......It is the express intent of the parties to this Agreement that each assignment and conveyance of Purchased Receivables pursuant to this Agreement be construed as a true sale of such Purchased Receivables by us to you. It is, further, not the intention of the parties to this Agreement that each such assignment and conveyance be deemed a grant of a security interest in the Purchased Receivables by us to you to secure a debt or other of our obligations. However, in the event that any such assignment and conveyance of the Purchased Receivables hereunder is characterized by any court of competent jurisdiction as a loan rather than a sale, we shall be deemed hereunder to have granted to you, and we hereby grant to you, a perfected first priority security interest in all of our right, title and interest in, to and under all of the Purchased Receivables, whether now or hereafter owned, existing or arising and wherever located and all of our right, title and interest in, to and under the Receivables Transfer Agreement and the Guarantee. You shall have, with respect to the property described in this subsection 2.6, and in addition to all the other rights and remedies available to you under this Agreement and applicable law, any additional rights and remedies of a secured party under any applicable enactment of the Uniform Commercial Code.

         2.7......The sales, transfers, assignments and conveyances of Purchased
Receivables contemplated herein do not constitute, and are not intended to result in a creation or assumption by you of any of our obligations or the obligations of any other Person in connection with the Purchased Receivables or any agreement or instrument relating thereto, including, without limitation, any obligation to any Customer.

         2.8......In  connection  with the  foregoing  conveyances,  we agree to record and file on or prior to each related Purchase Date, at our own expense, UCC-1 financing statements (and thereafter continuation statements with respect to such financing statements when applicable) with respect to the Approved Receivables to be purchased on such Purchase Date, meeting the requirements of applicable state law, in such manner and in such jurisdictions as are necessary to perfect the purchases of such Approved Receivables by you from us, to obtain oral confirmation of such filing on or prior to such related Purchase Date and to deliver file-stamped copies of such financing statements or other evidence of such filings within five Banking Days after such related Purchase Date.

SECTION 3.            CREDIT RISK; REPURCHASE

         3.1......Except as hereinafter  provided,  you assume the entire Credit
Risk on all Purchased Receivables assigned to you under this Agreement as to which the Customer has actually received and finally accepted the delivery of Gold Toe brand and other socks. We assume the risk of nonpayment of Purchased Receivables where nonpayment results from any Customer Dispute.

         3.2......Without your prior written consent, we will not vary the terms
(including, without limitation, amount, maturity and the like) of, or grant any adjustment, refund or other indulgence with respect to, any Purchased Receivable. We will promptly notify you if any Purchased Receivable is not timely paid by the Customer, if we become aware of any Customer Dispute, or if we receive any information of any matter adversely affecting the value, enforceably or collectibility of any Purchased Receivable or of an adverse change in the financial condition of any Customer obligated on a Purchased Receivable. You shall use good faith efforts (but shall have no obligation) to cooperate and assist us in the adjustment of any Customer Dispute. We shall promptly notify you, upon accepting returns or granting allowances under the terms of any Purchased Receivable.

         3.3......In  the event that you determine  that a Purchased  Receivable
(i) remains unpaid on the Final Settlement Date for such Purchased Receivable by reason of a Customer Dispute or is subject to a Customer Dispute at any other time, (ii) is subject to any change of terms after its Purchase Date without your prior consent, (iii) is or becomes subject to a lien or security interest (other than in your favor), or (iv) does not comply with each representation, warranty and covenant with respect to such Purchased Receivable set forth in this Agreement or the Receivables Transfer Agreement, you may charge our account at any time and such charge, without any further action, shall constitute a repurchase by us from you of the relevant Purchased Receivable. In addition, you may charge our account with the amount of each Purchased Receivable if we breach in any material respect any representation or warranty made by us in this Agreement or if we default in the performance of any payment or other covenant, obligation or agreement binding on us and contained in this Agreement. Any repurchase resulting from any such charge to our account shall be without recourse or warranty of any kind by you other than a warranty that you have not diminished the title received from us. In connection with any such repurchase, we shall pay to you on demand all amounts payable by us to you hereunder with respect to the relevant Purchased Receivable or Purchased Receivables, less any Collections you received thereon, plus interest at a rate per annum equal to the Prime Rate plus 2% for the period from the date of such demand to the date of reassignment.

SECTION 4.            SERVICING; NOTIFICATION

         4.1......You  hereby  appoint,  with our  consent,  Great  American  to perform all services necessary to administer, service and collect the Purchased Receivables and remit Collections from such Purchased Receivables to you as described in Section 2.3 of this Agreement. With respect to such duties Great American shall be acting as your agent and shall be subject to the following conditions: (i) it shall exercise that degree of skill and care consistent with prudent industry standards with respect to the administration, servicing, collection and reporting of Receivables (both Purchased Receivables and non-purchased Receivables); (ii) it shall comply with all applicable state and federal laws and regulations in connection with our performing such duties;
(iii) it shall comply with the Credit and Collection Policy in connection with the administration, servicing, collection and reporting of Receivables (both Purchased Receivables and non-purchased Receivables) , a copy of the Credit and Collection Policy having been delivered to you prior to the initial Purchase Date under this Agreement; and (iv) without your consent, it shall not take any action with respect to any Purchased Receivable that could impair your rights therein or the enforceability, value or collectibility thereof. We understand that Great American's authority to perform such duties (A) shall terminate automatically if it has called a meeting of creditors or ceased conducting business or upon the institution by or against it of any proceeding under any bankruptcy or insolvency laws or (B) shall terminate at your option, if we breach any representation, warranty or covenant or default in any of our obligations in this Agreement.

         4.2......You  shall  have the right to  directly  communicate  with any
Customer obligated on a Purchased Receivable (and, in the case of clauses (ii) or (iii) below, commence collection proceedings) (i) to obtain current information that concerns such Customer's financial condition and creditworthiness and that is not provided promptly by us to you after request,
(ii) if any portion of such Customer's Purchased Receivables remains unpaid five days after the applicable Final Settlement Date, (iii) if we, Great American, Cluett American or such Customer has called a meeting of its creditors or ceased conducting business or upon the institution by or against such Person of any proceeding under any bankruptcy or insolvency law, or (iv) if we default in the payment as and when due and payable of any amount payable by us to you under this Agreement.

         4.3......You  shall have the right to bring  suit,  in your name or our name or the name of Great American, and generally have all other rights respecting Purchased Receivables which are past due solely and exclusively as a result of any Customer's financial inability, including without limitation the right to: accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any Purchased Receivables and issue credits in your name or ours. You may endorse or sign your name or ours on any checks or other instruments with respect to Purchased Receivables or the goods covered thereby. Any and all returned, reclaimed or repossessed inventory and goods relating to Purchased Receivables shall be set aside by us, marked with your name and held by us in trust for you as owner, and for your account. Further, we shall promptly notify you of the receipt of all such inventory and goods and, at your direction, deliver the same to you or sell the same for your account and remit the full proceeds to you.

         4.4......We  agree to make our  records,  files  and  books of  account available to you on request, and to allow you and your agents and representatives to visit our premises during normal business hours to examine such records, files and books of account and to make copies or extracts thereof, and to allow you to conduct such examinations as you deem necessary. You shall be entitled to charge our account the sum of $750 per day for each examiner involved in such examination up to a maximum amount of $5000 for any Pool of Receivables audited by you.

         4.5......In  connection  with  the  sale and  assignment  of  Purchased
Receivables hereunder, we agree, at our own expense, on each Purchase Date, to indicate or cause to be indicated clearly and unambiguously in our accounting records that such Purchased Receivables have been sold to you pursuant to this Agreement as of the applicable Purchase Date.

         4.6......Notwithstanding  anything to the contrary,  Collections  which are received from any Customer who is an account debtor both with respect to Receivables that are Purchased Receivables and Receivables that are not Purchased Receivables and which are not identified to specific Receivables, shall first be applied to such Purchased Receivables until all such Purchased Receivables have been paid in full and thereafter to Receivables which are not Purchased Receivables, regardless of the respective dates such Receivables were originated and regardless of any notations on payment items.

SECTION 5.            INFORMATION

         5.1......We  shall  furnish you promptly  upon request such reports and other information relating to Customers, Great American, Cluett American or the Receivables as you may from time to time reasonably request.

         5.2......For  all Purchased  Receivables  which are past due solely and exclusively as a result of the Customer's financial inability and for which you have the Credit Risk, upon your request, we shall provide you with each of the following: (i) a copy of such Customer's purchase order and/or a signed confirmation thereof; (ii) a copy of each outstanding invoice and all credit memoranda; (iii) a notarized statement of account; (iv) copies of all correspondence to and from such Customer; (v) a copy of our complete collection file on such Customer; (vi) all guarantees, collateral documents and security agreements, (vi) proof of delivery of goods or rendering of services, and (vii) such other documents and information that you may request.

SECTION 6.            REPRESENTATIONS AND WARRANTIES

         6.1......On  the date of this  Agreement and on each Purchase  Date, we represent and warrant that (i) we are a duly organized and validly existing limited liability company under the laws of the State of Delaware; (ii) we are duly qualified to transact business and in good standing in every jurisdiction where the failure to be so qualified or in good standing would materially adversely affect the collectibility of any Receivable or our ability to perform our obligations hereunder; (iii) no provision of our limited liability company agreement or any other contractual provision which is binding on us or Great American or to which or any of our property or Great American's property is subject restrict our ability to enter into or comply with our obligations under of this Agreement; (iv) this Agreement is, and each Assignment when delivered hereunder will be, our legal, valid and binding obligation enforceable against us in accordance with its terms; and (v) each of the representations and warranties of Great American set forth in the Receivables Transfer Agreement are true and correct in all material respects.

         6.2......On  the date of this  Agreement and on each Purchase  Date, we represent and warrant that each Receivable: (i) complies with all applicable legal requirements; (ii) constitutes a valid and binding unconditional obligation of the Customer to pay the Face Amount of such Receivable and is not subject to any defense, set-off or counterclaim; (iii) is based on an actual and bona fide sale and delivery in the ordinary course of business of Gold Toe socks that have been delivered to and accepted by such Customer; (iv) provides for payment by such Customer in U.S. Dollars; (v) is not past its due date; (vi) is our exclusive property and free and clear of all security interests, liens, or claims (other than any security interest granted pursuant to this Agreement);
(vii) does not include any amount as to which such Customer is permitted to withhold payment until the occurrence of a specified event or condition (including but not limited to "guaranteed" or "conditional" sales), unless such Customer has acknowledged in writing that such specified event or condition has occurred and such amount is owing; (viii) is not the subject of any legal or arbitral proceeding; (ix) is not disputed; and (x) is not subject to the Federal Assignment for Claims Act of 1940 or any other transfer restriction.

         6.3......On  the date of this  Agreement and on each Purchase  Date, we represent and warrant that with respect to each Receivable: (i) the Customer is not our Affiliate or in any other way related to us and (ii) any taxes or fees relating to such Receivable are our sole responsibility.

         6.4......On  the date of this  Agreement and on each Purchase Date, our chief executive office, principal place of business and the office where we keep all our books, records and documents evidencing Receivables, the related contracts and security, if any, are located at the address specified in Exhibit B hereto (or at such other locations, notified to Purchaser in accordance with Section 7.3).

SECTION 7.            COVENANTS

         7.1......We shall maintain and implement  administrative  and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables.

         7.2......We shall, at our expense,  timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by us under the contracts related to Purchased Receivables.

         7.3......We  shall  keep our  principal  place of  business  and  chief executive office, and the office where we keep our records concerning Receivables and all contracts and security related thereto (and all original documents relating thereto), at our address referred to in Section 6.3 of this Agreement or, upon 30 days' prior written notice to you, at such other location in a jurisdiction where all action required by Section 7.5 of this Agreement shall have been taken and completed.

         7.4......We  shall  comply in all  material  respects  with our  credit policies and procedures for each Purchased Receivable. We shall not make any material change in our credit policies and procedures if such change would be reasonably likely to adversely affect the enforceability, value or collectibility of any Purchased Receivables.

         7.5......We   shall  execute  such  financing   statements   (including
amendments thereto and continuation statements thereof) as may be deemed advisable by you from time to time to establish, maintain and protect your ownership interest in the Purchased Receivables.

         7.6......We  shall  take  all  action  necessary  to  assure  that  our computer-based systems will at all times operate and effectively process data including data fields requiring references to dates on and after January 1, 2000. At your request, we shall provide to you evidence acceptable to you of our compliance with this Section 7.6.

SECTION 8.            EFFECTIVE DATE; TERMINATION; BINDING EFFECT

                  If accepted by you, this Agreement shall be effective on May 12, 2000. Either you or we may terminate this Agreement at any time by giving the other written notice of termination stating a termination date not less than sixty (60) days from the date such notice is delivered. This Agreement continues uninterrupted unless terminated as herein provided. Notwithstanding the foregoing, you may terminate this Agreement immediately upon the occurrence of any of the following events: cessation of our business or the calling of a meeting of our creditors; the commencement by or against us of any proceeding under any bankruptcy or insolvency law; breach by us of any representation, warranty, covenant or obligation contained herein; or our failure to pay when due any obligation owing by us to you or your affiliates. Any termination of this Agreement, however, shall not affect obligations incurred hereunder prior to such termination. This Agreement shall bind us, our successors and assigns and shall inure to the benefit of you, your successors and assigns.

SECTION 9.            MISCELLANEOUS

         9.1......You retain the right at any time and from time to time to sell participation interests in any amount of your interest in the Purchased Receivables as you may deem desirable. You retain the right at any time to assign all or a part of your rights under this Agreement.

         9.2......This  Agreement  shall  be  governed  by,  and  construed  and enforced in accordance with the laws of the State of New York.

         9.3......Any taxes (excluding income taxes) payable or ruled payable by any federal or state authority in respect of this Agreement and your purchase of Approved Receivables shall be paid by us, together with interest and penalties, if any. We shall reimburse you for any and all out-of-pocket expenses and internal charges paid or incurred by you in connection with the preparation, administration, collection or enforcement (including reasonable attorney's fees) of this Agreement and any amendments hereto, including expenses incurred in connection with the filing of financial statements, continuation statements and record searches. We shall also pay you such reasonable wire transfer and similar fees as you charge from time to time. We hereby agree to indemnify you from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against you in any way relating to or arising out of this Agreement, the Assignments or any of the other agreements related hereto or the transactions contemplated hereby or any action taken or omitted to be taken by us under or in connection with any of the foregoing; provided, however, that we shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from your gross negligence or willful misconduct as finally determined by a court of competent jurisdiction or from Credit Risk. The agreements in this
Section 9.3 shall survive the termination of this Agreement.

         9.4 No delay or failure on your part in exercising any right, privilege, or option hereunder shall operate as a waiver of such or of any other right, privilege, or option, and no waiver, amendment, or modification of any provision of this Agreement shall be valid, unless in writing signed by you and then only to the extent therein stated. All rights and remedies existing hereunder or under any other documents are cumulative to and not exclusive of any rights or remedies otherwise available. Should any provision of this Agreement be prohibited by or invalid under applicable law, the validity of the remaining provisions shall not be affected thereby. Any notices, requests, demands or other communications given by you under this Agreement may be sent by mail, delivery or telecopy to our most current address as reflected in your records. The headings used herein are intended to be for convenience of reference only and shall not define or limit the scope, extent or intent or otherwise effect the meaning of any portion hereof.

         9.5......All demands,  notices and communications hereunder shall be in writing delivered by hand or by facsimile and shall be deemed to have been duly given, in the case of notice by facsimile, when telecopied to the following number, or, in the case of notice by hand, if personally delivered at the following addresses or to such other addresses as may be hereafter notified by the respective parties hereto:

                     Banc of America Commercial Corporation

                          335 Madison Avenue, 6th Floor

                            New York, New York 10017

                            Attention: Darren Linder

                             Telecopy: 212-503-7091

                        Cluett American Receivables, LLC
                                661 Plaid Street

                         urlington, North Carolina 27215

                           Attention: Bryan P. Marsal

                             Telecopy: 425-940-6659




         9.6......This Agreement embodies our entire agreement as to the subject matter and supersedes all prior agreements as to the subject matter. EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO TRANSACTIONS UNDER THIS AGREEMENT.

                                         Cluett American Receivables, LLC

                                         By:
                                         Name:
                                         Title:






                                   ACCEPTANCE

     The foregoing Receivables Purchase Agreement is accepted in the City of Atlanta, Georgia as of the 12th day of May, 2000.

                                          Banc of America Commercial Corporation

                                          By:
                                          Name:
                                          Title:




                          ACKNOWLEDGMENT AND AGREEMENT


     GREAT AMERICAN KNITTING MILLS, INC. hereby acknowledges the provisions of the foregoing Receivables Purchase Agreement and agrees to be bound by and perform its obligations under Sections 2.3 and 4 thereof.

                                          Great American Knitting Mills, Inc.



                                          Name:
                                          Title:

                                    EXHIBIT A

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, in accordance with the Receivables Purchase Agreement dated as of May 12, 2000 (the "Agreement") between the undersigned and Banc of America Commercial Corporation (the "Buyer"), the undersigned does hereby sell, assign and transfer effective as of the close of business on May 11, 2000 to the Buyer and its successors and assigns all right, title and interest of the undersigned in, to and under each and every Approved Receivable (as defined in the Agreement) identified in Schedule I attached hereto and in, to and under all guarantees thereof and collateral security therefor.

                  This Assignment is made without recourse to the undersigned except to the extent otherwise provided in the Agreement, but is made pursuant to and upon all of the representations, warranties, covenants and agreements contained in the Agreement.

                  This Assignment has been delivered to the Buyer by the undersigned in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be executed by its duly authorized officer as of this 12th day of May, 2000.

                                    CLUETT AMERICAN RECEIVABLES, LLC



                                    By:
                                    Name:
                                    Title:

                            SCHEDULE I TO ASSIGNMENT



                 Customer Name                           Invoice Numbers

                 Belk Leggett                            4292597
                                                         4293029-4293338
                                                         4295019-4295231
                                                         4301264-4301398
                                                         4304479-4304571
                                                         4310512-4310626
                                                         4316134-4316156
                                                         4316176-4316256
                                 Total                               $175,581.12


                 Boscov's                                4291724-4291757
                                                         4292499-4292507
                                                         4303902-4303943
                                                         4305371-4305402
                                                         4306708-4306775
                                                         4307760-4307793
                                                         4311323-4311351
                                   Total                             $202,411.02


                 Burlington                              4292404-4290477
                                                         4297713-4297922
                                                         4301007-4301008
                                                         4309286
                                                         4311799-4311909
                                   Total                              $32,911.80

                 Carson Pirie Scott & Co.                4290518-4290567
                                                         4294445-4294545
                                                         4298644
                                                         4299169-4299189
                                                         4300311-4300319
                                                         4305942-4305946
                                                         4307560-4307603
                                                         4314601-4314673
                                                         4318948-4319117
                                   Total                              $98,681.55

                 DHDSC                                   4287793-4287828
                                                         4295232-4295248
                                                         4295580-4295621
                                                         4304014-4304162
                                                         4304572-4304610
                                                         4304972-4305119
                                                         4306594-4306605
                                                         4307696-4307759
                                                         4307848-4307883
                                                         4310744-4310887
                                                         4311146-4311189
                                                         4316927-4317046
                                                         4317295-4317335
                                   Total                             $215,999.76

                 Famous Barr Service                     4287741-4287750
                                                         4291465-4291528
                                                         4291947-4291991
                                                         4293001-4293028
                                                         4295737-4295916
                                                         4296727-4296752
                                                         4301011-4301031
                                                         4301493-4301524
                                                         4302564-4302573
                                                         4310181-4310211
                                                         4310892-4310914
                                                         4311493-4311580
                                                         4311957-4311966
                                   Total                             $278,666.34

                 Filenes                                 4291000-4291248
                                                         4292878-4292921
                                                         4296604-4296726
                                                         4301399-4301442
                                                         4305165-4305184
                                                         4307885-4307958
                                                         4310140-4310180
                                                         4314446-4314517
                                                         4317800-4317822
                                   Total                             $246,258.58

                 Fingerhut                               4298992
                                                         4318567
                                 Total                                $37,953.60

                 Foleys                                  4287688-4287740
                                                         4292127-4292328
                                                         4296890-4296979
                                                         4299636-4299710
                                                         4301145-4301258
                                                         4306225-4306236
                                                         4306313-4306336
                                                         4307639-4307695
                                                         4307959-4307997
                                                         4310444-4310511
                                                         4312960-4313015
                                 Total                               $160,510.26

                 Herbergus                               4290216-4290329
                                                         4290477-4290516
                                                         4299610-4299635
                                                         4301566-4301602
                                                         4306861
                                 Total                                $80,963.94

                 HQ AAFES                                4287751-4287792
                                                         4287829-4287836
                                                         4292525-4292568
                                                         4292576-4292585
                                                         4294610-4294621
                                                         4297033-4297038
                                                         4298622
                                                         4300304-4300307
                                                         4302574
                                                         4302576
                                                         4305926
                                                         4306337-4306342
                                                         4306667-4306699
                                                         4306707
                                                         4306862-4306887
                                                         4307794-4307796
                                                         4307806-4307834
                                                         4310742-4310743
                                                         4311968-4311969
                                                         4312143-4312145
                                                         4314520
                                                         4314522
                                                         4315859-4315866
                                                         4318562
                                                         4318575
                                   Total                              $33,839.80

                 JC Penney                               4305936
                                                         4305960
                                                         4306000
                                                         4306017-4306018
                                                         4316071-4316104
                                                         4286760-4287279
                                                         4287334-4287687
                                                         4287837-4288544
                                                         4288573-4288590
                                                         4288744-4288900
                                                         4292480-4292497
                                                         4292616-4292868
                                                         4292873-4292876
                                                         4293526-4294442
                                                         4297233-4297699
                                                         4297924-4298039
                                                         4298672-4298985
                                                         4300321-4300980
                                                         4301009
                                                         4302028-4302475
                                                         4302636-4302663
                                                         4302675-4302676
                                                         4305403-4305618
                                                         4305647-4305921
                                                         4305959
                                                         4305961-4306127
                                                         4306904-4306907
                                                         4306911-4307070
                                                         4308115-4309106
                                                         4309267-4309273
                                                         4309289-4309329
                                                         4309345-4309346
                                                         4309348
                                                         4309429-4309448
                                                         4309456-4309967
                                                         4311912-4311925
                                                         4312044-4312138
                                                         4312142
                                                         4312146-4312251
                                                         4315146-4315641
                                                         4315672-4315853
                                                         4315983-4316047
                                                         4318576-4318872
                                                         4318904
                                                         4318906-4318908
                                                         4319147-4320086
                                                         4320123-4320217
                                   Total                           $1,284,741.40

                 Kmart                                   4299712-4300153
                                                         4302690-4303209
                                                         4303211-4303790
                                                         4310230-4310440
                                                         4312348-4312447
                                                         4312541-4312679
                                                         4312680-4312959
                                                         4313017-4314444
                                   Total                             $457,543.14

                 Kaufmanns                               4290026-4290171
                                                         4295249-4295575
                                                         4299475-4299524
                                                         4301443-4301491
                                                         4308036-4308074
                                                         4310692-4310741
                                                         4315115-4315138
                                   Total                             $299,770.60

                 Kohls                                   4291589-4291592
                                                         4308111-4308114
                                   Total                              $65,106.72

                 Macys West                              4287330-4287333
                                                         4290657-4290991
                                                         4291709-4291723
                                                         4292922-4293000
                                                         4296980-4296994
                                                         4299167
                                                         4305199-4305273
                                                         4305299-4305370
                                                         4311352-4311492
                                                         4317336-4317340
                                                         4317466-4317577
                                   Total                             $366,384.12

                 Mamaxx Group/Marshalls                  4287280
                                                         4299001
                                                         4299003
                                                         4299166
                                                         4305619-4305620
                                                         4306312
                                                         4318570
                                   Total                             $536,311.24

                 Mamaxx/TJ Maxx                          4298993-4299609
                                                         4301259-4301263
                                                         4306310-4306311
                                                         4314173-4314176
                                   Total                             $315,713.00

                 McRaes Inc.                             4299453-4299474
                                                         4306129-4306223
                                                         43147254314768
                                                         4316107-4316133
                                   Total                              $32,319.54

                 Meier & Frank                           4288546-4288554
                                                         4290173-4290210
                                                         4291760-4291783
                                                         4292350-4292361
                                                         4298625-4298641
                                                         4300260-4300299
                                                         4304449-4304478
                                                         4308075-4308082
                                                         4309107-4309111
                                                         4310212-4310228
                                                         4311781-4311794
                                                         4315099-4315114
                                                         4315139-4315144
                                                         4318873-4318891
                                                         4319118-4319135
                                   Total                             $104,806.28

                 Rich's                                  4287281-4287329
                                                         4288642-4288715
                                                         4290440-4290476
                                                         4291645-4291708
                                                         4295623-4295736
                                                         4296286-4296292
                                                         4299525-4299564
                                                         4303819-4303884
                                                         4316157-4316175
                                                         4317675-4317796
                                                         4318914-4310946
                                   Total                             $249,655.56

                 Robinsons/May                           4290399-4290438
                                                         4291249-4291318
                                                         4296293-4296390
                                                         4300154-4300259
                                                         4301092-4301144
                                                         4310628-4310691
                                                         4311190-4311322
                                                         4317941-4317991
                                 Total                               $119,917.80

                 Sterns                                  4288592-4288641
                                                         4291784-4291876
                                                         4294546-4294570
                                                         4294861-4294978
                                                         4305185-4305197
                                                         4306244-4306258
                                                         4311698-4311722
                                                         4312253-4312274
                                                         4315074-4315098
                                                         4317823-4317880
                                   Total                             $148,669.80

                 Ross Stores                             4286755-4286759
                                                         4290213
                                                         4298987-4298991
                                                         4300300-4300301
                                                         4304164-4304165
                                                         4306308-4306309
                                                         4314518-4314519
                                   Total                             $321,863.64

                 The Bon Ton Stores                      4288723-4288743
                                                         4289879-4290025
                                                         4299005-4299165
                                                         4303945-4304013
                                                         4314912-4314982
                                                         4314991-4315011
                                                         4315013-4315039
                                                         4315041-4315073
                                                         4316052
                                                         4316054-4316070
                                                         4319137-4319146
                                   Total                             $129,655.86

                 The Hecht Co.                           4291868-4291914
                                                         4292055-4292126
                                                         4292331-4292345
                                                         4296753-4296889
                                                         4298040-4298258
                                                         4298397-4299384
                                                         4299565-4299605
                                                         4300984-4300990
                                                         4307998-4308035
                                                         4308083-4308110
                                                         4314777-4314910
                                                         4318464-4318513
                                   Total                             $344,301.18







                                    EXHIBIT B

             Chief Executive Office, Principal Place of Business and
            Location of Books and Records with Respect to Receivables



                                661 Plaid Street
                        Burlington, North Carolina 27215